© Copyright Xos Inc. 2023. All rights reserved. INVESTOR PRESENTATION NASDAQ: XOS DECEMBER 2023

© Copyright Xos, Inc. 2023. All rights reserved. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward- looking statements include, but are not limited to, expectations related to product deliveries and customer demand; expectations regarding regulatory changes; and Xos’ long-term strategy and future growth. These forward-looking statements may be identified by the words “believe,” “plan,” “project,” “potential,” “seem,” “seek,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “target,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and any other statements that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) Xos’ ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, (ii) Xos’ limited operating history, (iii) cost increases and delays in production due to supply chain shortages in the components needed for the production of Xos’ vehicle chassis and battery system, (iv) Xos’ ability to meet production milestones and fulfill backlog orders, (v) changes in the industries in which Xos operates, (vi) variations in operating performance across competitors, (vii) changes in laws and regulations affecting Xos’ business, (viii) Xos’ ability to implement its business plan or meet or exceed its financial projections (ix) Xos’ ability to retain key personnel and hire additional personnel, particularly in light of current and potential labor shortages, (x) the risk of downturns and a changing regulatory landscape in the highly competitive electric vehicle industry, (xi) Xos’ ability to service its indebtedness and (xii) the outcome of any legal proceedings that may be instituted against Xos. All forward-looking statements included in this press release are expressly qualified in their entirety by, and you should carefully consider, the foregoing factors and the other risks and uncertainties described under the heading “Risk Factors” included in Xos’ Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023 and Xos’ other filings with the SEC, copies of which may be obtained by visiting Xos’ Investors Relations website at https://investors.xostrucks.com/ or the SEC's website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Xos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Xos does not give any assurance that it will achieve its expectations. Non-GAAP Financial Measures The financial information in this presentation has been presented in accordance with United States generally accepted accounting principles (“GAAP”) as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include Operating Cash Flow less CapEx (Free Cash Flow), Non-GAAP Operating Loss and Non-GAAP Gross Loss which are defined as follows. “Operating Cash Flow less CapEx (Free Cash Flow)” is defined as net cash used in operating activities minus purchases of property and equipment. “Non-GAAP Operating Loss” is defined as loss from operations adjusted for stock-based compensation, inventory write-downs and physical inventory and other adjustments. “Non-GAAP Gross Loss” is defined as gross loss minus inventory write-downs and physical inventory and other adjustments. We believe that the use of Operating Cash Flow less CapEx (Free Cash Flow), Non-GAAP Operating Loss and Non-GAAP Gross Loss reflect additional means of evaluating Xos’ ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. It is important to note our computation of Operating Cash Flow less CapEx (Free Cash Flow), Non-GAAP Operating Loss and Non-GAAP Gross Loss may not be comparable to other similarly titled measures computed by other companies, because not all companies may calculate Operating Cash Flow less CapEx (Free Cash Flow), Non-GAAP Operating Loss and Non-GAAP Gross Loss in the same fashion. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding our operating performance. A reconciliation between historical GAAP and non-GAAP financial information is provided in this presentation. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Xos and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Xos, or an endorsement or sponsorship by or Xos. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Xos will not assert, to the fullest extent under applicable law, their rights to these trademarks, service marks, trade names and copyrights. Disclaimer 2

© Copyright Xos, Inc. 2023. All rights reserved. COMPANY OVERVIEW INVESTMENT THESIS RECENT HIGHLIGHTS APPENDIX

NASDAQ: XOS | A leading commercial EV OEM, with a path to profitability

As a leader in EV stepvans and charging infrastructure...


XOS
2023 Stepvan


XOS Hub
Xos Hub, mobile charging solution

...Xos delivers TCO savings, with a path to profitability, supported by regulatory tailwinds...

Total Cost of Ownership (TCO) savings
Xos' proprietary technology saves fleets money

Most fleets see payback times of <5 years, before incentives

Path to profitability
Shipped first gross margin positive units in Q2 2023 and gross margin positive in Q3 2023

Backlog of signed sales orders supports growing delivery volumes

Regulatory tailwinds
California's mandate requires fleets to buy thousands of EV stepvans by 2025

Stackable federal and state incentives can cover the majority of vehicle costs

...enabling fleets to transition to EVs, including:

ALSCO

Merchants FLEET

LOOMIS

UniFirst

FedEx Ground

PENSKE

CINTAS READY FOR THE WORKDAY

Note: Total cost of ownership estimates are for illustrative purposes only and are subject to variation based on a number of factors not fully discussed herein.

© Copyright Xos, Inc. 2023. All rights reserved.

XOS 4

© Copyright Xos, Inc. 2023. All rights reserved. Vehicle financing partnership launched Xos started delivering EV Stepvans in 2018 and is committed to making top-tier vehicles for leading fleets 1st Stepvan delivered to a customer 5 2016 2017 2018 2019 2020 2021 2022 2023 Xos founded by 2 fleet operators in LA Development of Class 5 / 6 chassis begins First vehicles delivered to UPS & Loomis Xos Energy Solutions™ launched to support fleet customers’ charging needs Listed on Nasdaq [XOS] Xosphere® fleet management tool launched Launched gross margin positive Next-Generation 2023 Stepvan Launched Xos Hub™ Stepvans delivered in 2022 Stepvans delivered in 2021 27544 MDXT™ and HDXT™ trucks announced First deliveries to Fedex Ground fleets

© Copyright Xos, Inc. 2023. All rights reserved. BOARD OF DIRECTORS Alice Jackson George Mattson 6 Leadership Team Burt Jordan Ed Rapp Stuart Bernstein Dakota Semler Chairman & CEO Liana Pogosyan Acting CFO Giordano Sordoni COO & Director

© Copyright Xos, Inc. 2023. All rights reserved. Xos is both a vehicle OEM and provider of charging solutions for commercial fleets Truck OEM Scale production of electric commercial vehicles for last-mile, back-to-base fleets that provide Total Cost of Ownership (TCO) and regulatory, and environmental benefits for fleet operators Xos Energy Solutions™ Removing roadblocks to EV adoption via mobile charging units, fixed charging hardware, and turnkey infrastructure services 8

© Copyright Xos, Inc. 2023. All rights reserved. Truck OEM | Xos is an EV leader in Class 5 and 6 Stepvans Light Duty Medium Duty Heavy Duty Specialty Weight Class Class 1 Class 2 Class 3 Class 4 Class 5 Class 6 Class 7 Class 8 Varies GVWR (lbs) <6,000 6,001 – 10,000 10,001 – 14,000 14,001 – 16,000 16,001 – 19,500 19,501 – 26,000 26,001 – 33,000 33,001 – 80,000 Varies Production EV OEMs N/A Legacy Diesel OEMs 9 Current Xos market Planned Xos market

© Copyright Xos, Inc. 2023. All rights reserved. Truck OEM | Xos 2023 SV (Stepvan) 1 0 The Xos Stepvan is a 100% battery-electric Class 5 /6 vehicle, purpose-built for commercial applications of up to 200 miles*. Features: Sliding Doors, Cup Holders, Jump Seat, Cabin HVAC, AC Chargers (optional), USB Charge Ports (optional), Cooling Fans (optional), Lift Gate (optional), Advanced Driver Assistance System (optional) Battery Options 100 mile (140 kW) 200 mile (280 kW) GVWR 23,000 – 26,000 lbs Payload 10,500 lbs (140kW) 8,000 lbs (280 kW) Charge Rating 150 kW (DC) 22 kW (AC) Add-on Available Wheelbase 178” Propulsion Direct Drive Max Torque 1,696 ft lbs Power 335 Horsepower

© Copyright Xos, Inc. 2023. All rights reserved. Customer Discovery In-depth evaluation of customer charging needs, existing electrical capacity, and available incentives Xos Energy Solutions™ | In-house team helps customers install fleet charging infrastructure on-time STEP 1 1 1 Collaborative Design Creation of the charging plan, according to the fleet’s daily operations, that meets driver needs and offers the shortest path to EV deployment STEP 2 Planning & Permitting Support through the municipal permit and utility upgrade planning processes, which can add months to vehicle delivery timelines if not closely managed STEP 3 Construction & Installation Project management of contracting, procurement, and installation of charging equipment STEP 4

© Copyright Xos, Inc. 2023. All rights reserved. 1 2 Xos Energy Solutions™ | In addition to fixed chargers, the Hub™ is a mobile solution enabling fleets to go EV today 1. Trickle Charge the Hub throughout the day and during off-peak hours 2. Deploy the Hub wherever fast charging is needed - for capacity augmentation, roadside assistance, or emergency response 3. Charge 5 EVs simultaneously in as little as 1-2 hours 4. Remotely Monitor fleet to optimize charge schedules and perform diagnostics

© Copyright Xos Fleet, Inc. 2022. All rights reserved. Confidential. 1 3 Xos Energy Solutions™ | Xos Hub The Xos Hub is a mobile charging solution capable of charging up to 5 vehicles at one time. * 480V 3-Phase Power required on site Number and Type of Charge Heads 5 CCS1v Charge Rate 40 kW Expected Discharge Time Tesla Model 3 Ford F-150 Lightning Chevy Bolt 140kW Stepvan 65 to 95 min 110 min 80 min 180 min Dimensions 235” x 93.5” x 84” Curb Weight 16,000 lbs Tow Vehicle 1-Ton Pickup, Pintle Hitch Battery Capacity 400 kWh Power Source 100-amp Twist Lock Receptacle* Connectivity 4G / WiFi / OCPP 1.6

© Copyright Xos, Inc. 2023. All rights reserved. Manufacturing capabilities ● All vehicles are produced in a 100,000 sqft factory located in Byrdstown, Tennessee ● Current capacity of 2,000 vehicles per year can be expanded to 5,000 vehicles per year via layout changes and a second shift Supply chain resilience ● Xos’ history of scaling vehicle production has enabled long-term supply agreements for critical battery, motor, and power electronic components ● Xos has invested in tools that reduce days of in-process inventory and improve working capital efficiency Quality assurance ● On-site leadership ensures adherence to quality standards and supports a culture of constant improvement Manufacturing, quality, and supply chain management are the core focuses of Xos 1 4

© Copyright Xos, Inc. 2023. All rights reserved. “Xos vehicles continue to deliver value to our growing fleet by helping us cut back on fuel and maintenance costs while also helping us meet our sustainability goals” VP of Procurement and Fleet “We are continuously working to reduce our environmental impact and transitioning our fleet from diesel to electric is important to us. The vehicles from Xos will help us reduce our overall emission output” EVP of Operations “In 2021, we announced our $2.5 billion commitment to electrifying our fleet and orders of 40,000 electric vehicles to achieve our goal of having 50% of our Mobility fleet electric by 2025 and 50% of our clients' fleets electric by 2030. Partnering with innovative OEMs like Xos helps us to reach this important goal” VP of Fleet Electrification and Sustainability Xos vehicles provide financial and ESG benefits as our customers transition to EVs 1 5

© Copyright Xos, Inc. 2023. All rights reserved. COMPANY OVERVIEW INVESTMENT THESIS RECENT HIGHLIGHTS APPENDIX

© Copyright Xos, Inc. 2023. All rights reserved. Xos builds trucks that customers need, is on a path to profitability, and benefits from regulatory tailwinds 1 81. California Advanced Clean Fleets (ACF) regulation requires priority fleets to purchase zero emission vehicles for 10-100% of their fleets Note: Total cost of ownership estimates are for illustrative purposes only and are subject to variation based on a number of factors not fully discussed herein. Sources: California Air Resources Board (CARB); Xos analysis Enabling the mandated transition to EV Recent emission mandates require Xos customers to purchase 1,000s of new units1, while incentives are funding the transition to EVs Market leading path to profitability Xos is among the first publicly-traded commercial EV OEMs to deliver positive gross margin units Lower cost of ownership than diesel Xos Stepvans deliver Total Cost of Ownership (TCO) savings before incentives, with payback periods <5 years

Lower TCO | Xos' proprietary technology saves fleets money


XOS
XOS

Custom battery system
Delivers high performance and reliability, supported by in-house battery team



In-house software & controls
Enables rapid iteration on the most critical EV technologies



Xos-built chassis
Provides fleets and upfitters with a higher payload and more versatile platform

Total Cost of Ownership comparison
Based on purchase price, energy/fuel, and maintenance spend over 300k Miles


$300,000
$200,000
$100,000
$0
TOTAL COST OF OWNERSHIP
50,000
100,000
150,000
200,000
250,000
LIFETIME MILES

XOS TCO	$186k
Diesel TCO	$232k
Freightliner EV	>$270k

Diesel	Total Savings	$46K
	Payback Period	< 5 years
FL EV	Total Savings	$85K
	Payback Period	N/A

Note: Total cost of ownership estimates are for illustrative purposes only and are subject to variation based on a number of factors not fully discussed herein.
Sources: U.S. Department of Energy; AAA Fuel price data; Xos analysis

© Copyright Xos, Inc. 2023. All rights reserved.

19

© Copyright Xos, Inc. 2023. All rights reserved. 2 0 Regulatory tailwinds | California put a deadline on the EV transition, and other states are expected to follow Thousands of EV stepvans will be needed by 2025 Mandated share of zero-emission vehicles, California stepvan fleets1 1. Based on the ZEV milestones option for milestone group 1 as laid out in the California Advanced Clean Fleets (ACF) regulation for high priority fleets Sources: California Air Resources Board (CARB); Xos analysis California fleet regulations Advanced Clean Fleets (ACF) The Advance Clean Fleets (ACF) rules passed in 2023 by the California Air Resources Board (CARB) require medium-duty fleets, including stepvans, to transition to 100% zero-emission vehicles by 2035 Outside California 14 other states, California, and the District of Columbia signed a pledge for 30% zero- emission fleets by 2030 and 100% by 2050 10% 25% 50% 75% 100%

Regulatory tailwinds | Stackable federal and state incentives can cover the majority of vehicle costs

$40K federal IRA tax credit

(~25% of stepvan cost)

+

Oregon
75% of vehicle cost

California
$85K voucher

Nevada
$90K voucher

Utah
75% of project cost

Colorado
55% of vehicle cost

Texas
75% of vehicle & charger cost


WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
DC

Massachusetts
$60K voucher

New York
$125K voucher

New Jersey
$90K voucher

Pennsylvania
60% of vehicle cost

Maryland
$80K voucher

Eligible for federal incentives

Eligible for state & federal incentives

Note: Neither Xos, Inc. nor it affiliates render advice on tax or tax matters to clients or potential clients. Nothing in the materials provided constitutes legal, accounting, or tax advice, or a representation that any strategy is suitable or appropriate to your circumstances. Please consult your own legal and tax advisors to determine the laws and analyses applicable to your specific circumstances

Sources: U.S. IRS; State websites; Xos analysis

© Copyright Xos, Inc. 2023. All rights reserved.

21

© Copyright Xos, Inc. 2023. All rights reserved. COMPANY OVERVIEW INVESTMENT THESIS RECENT HIGHLIGHTS APPENDIX

© Copyright Xos, Inc. 2023. All rights reserved. ● Xos achieved GAAP gross margins of 12% in the first full quarter of production of the revised 2023 stepvan ● Xos delivered 105 units, up 175% over the second quarter of 2023 ● Delivered quarter over quarter reduction in direct material, direct labor and overhead costs on a per unit basis through the realization of previous investments in R&D and strategic sourcing ● Sustained a build rate of over 700 vehicles per year for over a month, underscoring Xos’ ability to deliver high volumes of vehicles without additional capex investments Q3 2023 Highlights | Xos’ most profitable quarter yet with 105 deliveries and positive 12% gross margins 2 3

© Copyright Xos, Inc. 2023. All rights reserved. Q3 2023 | Financial highlights BALANCE SHEET HIGHLIGHTS ($M) 30 Sept 2023 30 June 2023 Inventories $48.9 $55.5 Cash equivalents, restricted cash and marketable debt securities $23.4 $27.8 2 4 INCOME STATEMENT HIGHLIGHTS ($M) Three Months Ended 30 Sept 2023 30 June 2023 Revenue $16.7 $4.8 Gross profit $2.0 $(3.7) Non-GAAP gross profit $1.1 $(2.3) Net loss $(14.1) $(23.6) Loss from operations $(12.6) $(20.5) Non-GAAP operating loss $(11.2) $(17.0)

© Copyright Xos, Inc. 2023. All rights reserved. COMPANY OVERVIEW INVESTMENT THESIS RECENT HIGHLIGHTS APPENDIX

© Copyright Xos, Inc. 2023. All rights reserved. Class 6 / 7 medium-duty chassis cab Provisional specifications: ● Range: 130 - 270 miles ● Max Payload: 14,000 - 20,000 lbs ● GVWR: 23,000 - 33,000 lbs ● Max Torque: 11,285 - 16,595 ft lbs ● Power: 401 - 469 Horsepower Class 8 heavy-duty tractor Provisional specifications: ● Range: 110 - 230 miles ● Max Payload: 54,000 - 56,000 lbs ● GVWR: 36,200 - 53,200 lbs ● Max Torque: 30,535 - 36,583 ft lbs ● Power: 784 - 798 Horsepower Truck OEM | Planned models 2 6

© Copyright Xos, Inc. 2023. All rights reserved. Condensed consolidated balance sheets 2 7 September 30, 2023 December 31, 2022 (in thousands, except par value) Assets Cash and cash equivalents $ 22,570 $ 35,631 Restricted cash 792 3,044 Accounts receivable, net 11,383 8,238 Marketable debt securities, available-for-sale - 50,648 Inventories 48,903 57,540 Prepaid expenses and other current assets 7,827 8,100 Total current assets 91,475 163,201 Property and equipment, net 15,541 18,581 Operating lease right-of-use assets, net 5,390 6,555 Other non-current assets 1,779 1,599 Total assets $ 114,185 $ 189,936 Liabilities and Stockholders’ Equity Accounts payable $ 2,431 $ 2,896 Convertible debt, current 7,939 26,849 Derivative liabilities 14 405 Other current liabilities 16,785 15,616 Total current liabilities 27,169 45,766 Convertible debt, non-current 19,907 19,870 Earn-out shares liability 115 564 Common stock warrant liability 527 661 Other non-current liabilities 8,907 11,000 Total liabilities 56,625 77,861 Commitment and Contingencies Stockholders’ Equity Common Stock $0.0001 par value, authorized 1,000,000 shares, 177,602 and 168,817 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively 18 17 Preferred Stock $0.0001 par value, authorized 10,000 shares, 0 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively - - Additional paid-in capital 196,976 190,215 Accumulated deficit (139,434) (77,418) Accumulated other comprehensive loss - (739) Total stockholders’ equity 57,560 112,075 Total liabilities and stockholders’ equity $ 114,185 $ 189,936

© Copyright Xos, Inc. 2023. All rights reserved. Condensed consolidated statements of operations and comprehensive loss 2 8 (in thousands, except per share amounts) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Revenues $ 16,696 11,008 26,147 27,805 Cost of goods sold 14,711 21,759 28,764 49,859 Gross profit (loss) 1,985 (10,751) (2,617) (22,054) Operating expenses General and administrative 8,546 9,470 29,961 30,991 Research and development 4,516 8,573 15,446 24,493 Sales and marketing 1,548 2,345 5,113 7,891 Total operating expenses 14,610 20,388 50,520 63,375 Loss from operations (12,625) (31,139) (53,137) (85,429) Other expense, net (1,726) (1,334) (9,840) (1,479) Change in fair value of derivative instruments 315 5,857 525 9,125 Change in fair value of earn- out shares liability (68) 6,654 443 24,148 Loss before provision for income taxes (14,104) (19,962) (62,009) (53,635) Provision for income taxes 3 - 7 3 Net loss $ (14,107) (19,962) (62,016) (53,638) Other comprehensive income (loss) Marketable debt securities, available-for-sale Change in net unrealized gain (loss), net of tax of $0, for the three and nine months ended September 30, 2023 and 2022 56 141 739 (835) Total comprehensive loss $ (14,051) (19,821) (61,277) (54,473) Net loss per share Basic $ (0.08) (0.12) (0.36) (0.33) Diluted $ (0.08) (0.13) (0.36) (0.34) Weighted average shares outstanding Basic 176,291 165,901 172,129 164,379 Diluted 176,291 174,118 172,129 167,148

© Copyright Xos, Inc. 2023. All rights reserved. Reconciliation of operating cash flow less CapEx (free cash flow) and non-GAAP operating loss 2 9 Operating Cash Flow less CapEx (Free Cash Flow): Non-GAAP Operating Loss: Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, (in thousands) 2023 2022 2023 2022 2023 Net cash used in operating activities $ (8,613) $ (29,769) $ (38,655) $ (105,597) $ (14,716) Sales (purchases) of property and equipment 190 (2,436) (1,164) (11,898) (1,101) Free Cash Flow $ (8,423) $ (32,205) $ (39,819) $ (117,495) $ (15,817) Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, (in thousands) 2023 2022 2023 2022 2023 Loss from Operations $ (12,625) $ (31,139) $ (53,137) $ (85,429) $ (20,483) Stock-based compensation 2,242 1,282 6,308 3,751 2,054 Inventory reserves (1,097) 3,309 (1,155) 5,300 413 Physical inventory and other adjustments 261 1,883 839 3,364 1,031 Non-GAAP Operating Loss $ (11,219) $ (24,665) $ (47,145) $ (73,014) $ (16,985)

© Copyright Xos, Inc. 2023. All rights reserved. Reconciliation of non-GAAP gross loss 3 0 Non-GAAP Gross Loss: Three Months Ended September 30, Nine Months Ended September 30, Three Months Ended June 30, (in thousands) 2023 2022 2023 2022 2023 Gross profit (loss) $ 1,985 $ (10,751) $ (2,617) $ (22,054) $ (3,725) Inventory reserves (1,097) 3,309 (1,155) 5,300 413 Physical inventory and other adjustments 261 1,883 839 3,364 1,031 Non-GAAP Gross Profit (Loss) $ 1,149 $ (5,559) $ (2,933) $ (13,390) $ (2,281)

© Copyright Xos Inc. 2023. All rights reserved. investors@xostrucks.com